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                                                                    EXHIBIT 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos.333-30524 and 333-32720) of Forcenergy Inc of our report dated March 17, 2000 relating to the financial statements, which appears in this Form 10-K.

PRICEWATERHOUSECOOPERS LLP



Miami, Florida
March 30, 2000